UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 26, 2006
Date of Report
(Date of earliest event reported)

ING USA ANNUITY AND LIFE INSURANCE COMPANY
(Exact name of registrant as specified in charter)

Iowa	001-32625	41-0991508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Dunwoody Drive, West Chester, Pennsylvania		19380-1478
(Address of principal executive offices)		(Zip Code)
(610) 425-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Institutional Global Note
Funding Agreement
Opinion and Consent of Eric G. Banta
Opinion and Consent of Sidley Austin LLP
Opinion and Consent of Sidley Austin LLP

Item 9.01 Financial Statements and Exhibits.
     The following documents are filed with reference to and are hereby incorporated by reference into the Registration on Form S-3 (File No. 333-123457), as amended, of ING USA Annuity and Life Insurance Company, filed with the Securities and Exchange Commission on March 18, 2005, as amended by Amendment No. 1, filed on April 22, 2005, Amendment No. 2, filed on May 17, 2005, Post-Effective Amendment No. 1 filed on June 16, 2006 and Post-Effective Amendment No. 2 filed on September 8, 2006.
     (d) Exhibits

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of September 19, 2006, relating to ING USA Global Funding Trust 3

Exhibit 4.2	Institutional Global Note, dated as of September 26, 2006

Exhibit 4.3	Funding Agreement issued by ING USA Annuity and Life Insurance Company to ING USA Global Funding Trust 3, effective as of September 26, 2006

Exhibit 5.1	Opinion of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company

Exhibit 8	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company (re: tax matters)

Exhibit 23.1	Consent of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin LLP (included in Exhibit 8)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
ING USA ANNUITY AND LIFE INSURANCE COMPANY

	By:	/s/ Karen Czizik
Date: September 26, 2006		Karen Czizik
Vice President

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of September 19, 2006, relating to ING USA Global Funding Trust 3

Exhibit 4.2	Institutional Global Note, dated as of September 26, 2006

Exhibit 4.3	Funding Agreement issued by ING USA Annuity and Life Insurance Company to ING USA Global Funding Trust 3, effective as of September 26, 2006

Exhibit 5.1	Opinion of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company

Exhibit 8	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company (re: tax matters)

Exhibit 23.1	Consent of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin LLP (included in Exhibit 8)